Exhibit 99.1

Amphenol	News Release

World Headquarters

358 Hall Avenue

Wallingford, CT 06492

Telephone (203) 265-8900

FOR IMMEDIATE RELEASE

For Further Information:
Craig A. Lampo
Senior Vice President and
Chief Financial Officer
203-265-8625
www.amphenol.com

UPDATE TO GUIDANCE

REPORTED BY AMPHENOL CORPORATION

Wallingford, Connecticut.  February 24, 2020.  Amphenol Corporation (NYSE: APH) announced today that as a result of the COVID-19 outbreak in China, which has caused widespread disruptions, the Company does not expect to meet its first quarter 2020 sales and Adjusted Diluted EPS guidance provided on January 22, 2020.  Given the uncertainty around the timing of a return to full production in China and the lack of visibility with respect to demand from customers in China, among other factors, the Company is currently unable to quantify the full impact of COVID-19, and will provide additional information during its next earnings call, scheduled for April 22, 2020.

Amphenol President and Chief Executive Officer, R. Adam Norwitt, stated, “Our guidance issued on January 22, 2020 reflected the information available at the time regarding the COVID-19 outbreak, as well as our best estimates of the timing of business resumption following the end of the extended Chinese New Year holiday.  However, we are experiencing a slower return to normal business conditions than we originally anticipated, resulting from the limited availability of our workforce and supplier constraints, together with reduced demand from customers within China who have not yet returned to expected production levels.  As of today, all of our China operations have re-opened and more than 60% of our China-based employees have returned to work, despite ongoing significant restrictions on movement within China.  Outside of China, customer demand remains in line with our expectations. Our company continues to be fundamentally strong, and we believe that this disruption to our China-related business is only temporary.”

“Most importantly, we remain highly focused on the health and safety of our employees and their families, as well as our customers, partners and vendors. Our thoughts are with the communities and individuals most deeply affected by the COVID-19 outbreak, and with those working tirelessly to address its impact.  We are truly grateful to our China-based employees for their extraordinary efforts in driving our recovery from these difficult circumstances.”

Amphenol Corporation is one of the world’s largest designers, manufacturers and marketers of electrical, electronic and fiber optic connectors and interconnect systems, antennas, sensors and sensor-based products and coaxial and high-speed specialty cable.  Amphenol designs, manufactures and assembles its products at facilities in the Americas, Europe, Asia, Australia and Africa and sells its products through its own global sales force, independent representatives and a global network of electronics distributors.    Amphenol has a diversified presence as a leader in high-growth areas of the interconnect market including: Automotive, Broadband Communications, Commercial Aerospace, Industrial, Information Technology and Data Communications, Military, Mobile Devices and Mobile Networks.

Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events and are subject to risks and uncertainties. The forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, may contain words such as: “anticipate,” “could,” “continue,” “expect,” “estimate,” “forecast,” “ongoing,” “project,” “seek,” “predict,” “target,” “will,” “intend,” “plan,” “optimistic,” “potential,” “guidance,” “may,” “should,” or “would” and other words and terms of similar meaning.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected earnings, revenues, growth, liquidity or other financial matters.  Although the Company believes the expectations reflected in such forward-looking statements, including regarding sales and Adjusted Diluted EPS expectations, are based upon reasonable assumptions, the expectations may not be attained or there may be material deviation.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:  political, economic, military and other risks in countries outside of the United States; the impact of general economic conditions, geopolitical conditions and U.S. trade policies, legislation, trade disputes, treaties and tariffs, including those affecting China, on the Company’s business operations; risks associated with outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, in countries where we operate which could impact our manufacturing facilities as well as the facilities of our suppliers, customers and our customers’ contract manufacturers; risks associated with the improper conduct by any of our employees, customers, suppliers, distributors or any other business partners which could impair our business reputation and financial results and could result in our non-compliance with anti-corruption laws and regulations of the U.S. government and various foreign jurisdictions; changes in exchange rates of the various currencies in which the Company conducts business; the Company’s ability to obtain a consistent supply of materials, at stable pricing levels; the Company’s dependence on sales to the communications industry, which markets are dominated by large manufacturers and operators who regularly exert significant pressure on suppliers, including the Company; changes in defense expenditures in the military market, including the impact of reductions or changes in the defense budgets of U.S. and foreign governments; the Company’s ability to compete successfully on the basis of technology innovation, product quality and performance, price, customer service and delivery time; the Company’s ability to continue to conceive, design, manufacture and market new products and upon continuing market acceptance of its existing and future product lines; difficulties and unanticipated expenses in connection with purchasing and integrating newly acquired businesses, including the potential for the impairment of goodwill and other intangible assets; events beyond the Company’s control that could lead to an inability to meet its financial covenants which could result in a default under the Company’s revolving credit facility; the Company’s ability to access the capital markets on favorable terms, including as a result of significant deterioration of general economic or capital market conditions, or as a result of a downgrade in the Company’s credit rating; changes in interest rates; government contracting risks that the Company may be subject to, including laws and regulations governing performance of U.S. government contracts and related risks associated with conducting business with the U.S. government or its suppliers (both directly and indirectly); governmental export and import controls that certain of our products may be subject to, including export licensing, customs regulations, economic sanctions or other laws; cybersecurity threats or incidents that could arise on our information technology systems which could disrupt business operations and adversely impact our reputation and operating results and potentially lead to litigation and/or governmental investigations; changes in fiscal and tax policies, audits and examinations by taxing authorities, laws, regulations and guidance in the United States and foreign jurisdictions, including related interpretations of certain provisions of the Tax Cuts and Jobs Act of 2017; any difficulties in protecting the Company’s intellectual property rights; and litigation, customer claims, product recalls, governmental investigations, criminal liability or environmental matters.

A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q and the Company’s other reports filed with the Securities and Exchange Commission.  These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.